                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    / /  Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                          YES CLOTHING CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                          YES CLOTHING CO.
--------------------------------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Not applicable.
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:
         Not applicable.
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         Not applicable.
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         Not applicable.
         -----------------------------------------------------------------------
     (5) Total fee paid:
         Not applicable.
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
         Not applicable.
         -----------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
         Not applicable.
         -----------------------------------------------------------------------
     (3) Filing party:
         Not applicable.
         -----------------------------------------------------------------------
     (4) Date filed:
         Not applicable.
         -----------------------------------------------------------------------

                                YES CLOTHING CO.

                                                                   July 25, 1997

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of holders of Common Stock of YES Clothing Co. to be held at the Company's principal executive offices, 1380 West Washington Boulevard, Los Angeles, California 90007, on October 6, 1997, at 10:00 a.m., local time.

    At this meeting, Shareholders are being asked to elect three (3) Directors to the Company's Board of Directors and to ratify management's appointment of independent auditors for the 1998 fiscal year. Please give your attention to the Proxy Statement appearing on the following pages, which describes these matters in detail.

    It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. YOU ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

    Thank you for your cooperation.

                                                Sincerely,

                                                /s/ GUY ANTHOME
                                                Guy Anthome
                                                CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                YES CLOTHING CO.
                         1380 WEST WASHINGTON BOULEVARD
                         LOS ANGELES, CALIFORNIA 90007

                            ------------------------

              NOTICE OF ANNUAL MEETING OF HOLDERS OF COMMON STOCK
                           TO BE HELD OCTOBER 6, 1997

                            ------------------------

    Notice is hereby given that the Annual Meeting of holders of Common Stock of YES Clothing Co. (the "Company") will be held at the Company's principal executive offices, 1380 West Washington Boulevard, Los Angeles, California 90007, on October 6, 1997, at 10:00 a.m., local time, for the following purposes:

    (1) To elect three (3) Directors of the Company;

    (2) To ratify the selection of Grobstein, Horwath and Company, LLP, as independent auditors of the Company for the fiscal year ending March 31, 1998; and

    (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed August 29, 1997 as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting.

    A copy of the Company's 1997 Annual Report to Shareholders for the fiscal year ended March 31, 1997, is being mailed with this Notice but shall not be considered a part of the proxy soliciting material.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, you are urged to promptly complete, date and sign the enclosed proxy and mail it to the Company in the enclosed envelope, which requires no postage if mailed in the United States. Return of your proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

                                                By Order of the Board of Directors,

                                                /s/ JEFFREY BUSSE
                                                Jeffrey Busse
                                                SECRETARY

July 25, 1997
Los Angeles, California

                                YES CLOTHING CO.
                         1380 WEST WASHINGTON BOULEVARD
                         LOS ANGELES, CALIFORNIA 90007

                            ------------------------

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 6, 1997

                            ------------------------

    This Proxy Statement is furnished to shareholders of YES Clothing Co. (the "Company" or "YES") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at the Annual Meeting of holders of Common Stock scheduled to be held at Company's principal executive offices, 1380 West Washington Boulevard, Los Angeles, California 90007, on October 6, 1997, at 10:00 a.m., local time, and at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to shareholders is September 15, 1997.

MATTERS TO BE CONSIDERED

    The Annual Meeting has been called to elect three (3) members of the Board to hold office until the next annual meeting of shareholders, to ratify the appointment of independent auditors for the fiscal year ending March 31, 1998, and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE

    The Board has fixed the close of business on August 29, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the 1997 Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 7,036,492 shares of Common Stock outstanding.

QUORUM AND VOTING PROCEDURE

    The holders of a majority of the Common Stock constitute a quorum for those portions of the meeting where action is required of holders of Common Stock. Each holder of Common Stock will be entitled to one (1) vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the meeting on each of the matters duly presented for vote at the meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the meeting in person or by proxy and entitled to vote thereat is required for the election of Directors and for ratification of the Company's independent auditors.

    In the election of directors, the nominees receiving the highest number of votes of shares represented in person or by proxy at the meeting and entitled to vote on such matter will be elected Directors of the Company. Accordingly, non-voted shares with respect to the election of directors will not affect the outcome thereof. The appointment of Grobstein, Horwath and Company, LLP, as the Company's independent auditors for the fiscal year ending March 31, 1998, will be approved only if a majority of the shares represented in person or by proxy at the meeting and entitled to vote thereon casts affirmative votes with respect to the matter. Thus, with respect to this matter, non-voted shares will have the effect of a negative vote.

PROXY SOLICITATION, REVOCATION AND EXPENSES

    Proxies, in the form enclosed, are being solicited by the Board for use at the 1997 Annual Meeting. Proxies may be revoked by a shareholder by written notice (including a properly executed and later dated proxy) to the Secretary of the Company at any time prior to the voting. In addition, a shareholder of record who attends the Annual Meeting may vote his shares personally and revoke his proxy at that time. All shares represented by valid proxies received pursuant to this solicitation, and not subsequently revoked, will be voted as provided on the proxy.

    The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, Directors and regular employees of the Company, without extra remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will reimburse such persons for their reasonable out-of-pocket expenses.

ACTION TO BE TAKEN UNDER PROXY

    Jeffrey Busse, a director and officer of the Company, has been designated by the Board as "proxy", and is named as such in the enclosed form of proxy. Shares represented by all properly executed and returned proxies will be voted at the meeting in accordance with the instructions specified thereon. If no instructions are specified, the shares represented by any properly executed proxy will be voted "AUTHORITY GIVEN" for the election of the nominees listed below under ELECTION OF DIRECTORS, "FOR" ratification of the selection of Grobstein, Horwath and Company, LLP, as independent auditors of the Company for the fiscal year ending March 31, 1998, and "AUTHORITY GIVEN" to transact any other business properly presented at the meeting.

    A proxy submitted by a shareholder may indicate that all or a portion of the shares of Common Stock represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are present but are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

    The Board knows of no matters, other than those stated above, to be presented and considered at the meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is the intention of Proxy Jeffrey Busse to vote such proxy in accordance with his judgment on any such matters. Mr. Busse may also, if a quorum is not present, vote such proxy to adjourn or postpone the meeting from time to time.

INSPECTOR OF ELECTIONS

    The Board has selected Chase Mellon Shareholder Services as the Inspector of Elections for the meeting. The Inspector of Elections will determine the number of shares of Common Stock represented, in person or by proxy, at the meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. None of the matters to be voted on at the meeting will be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    It is intended that Jeffrey Busse, as the person named in the enclosed form of proxy for the Shareholders will, unless otherwise instructed, vote in favor of the election of the three (3) nominees listed below to serve as Directors until the next annual meeting of Shareholders following their election and until their respective successors are elected and have qualified. If any nominee, for any reason presently unknown, cannot be a candidate for election, the shares represented by valid proxies will be voted in favor of the remaining nominees and may be voted for the election of a substitute nominee recommended by the Board.

INFORMATION CONCERNING CURRENT DIRECTORS AND NOMINEES FOR DIRECTORS

    Each of the nominees listed below has consented to being named in this Proxy Statement as a nominee for Director and has expressed his or her intention to serve the entire term for which election is sought:

NOMINEES FOR ELECTION BY SHAREHOLDERS                                       TERMS
-------------------------------------------------------------  -------------------------------
Guy Anthome..................................................        Until 1998 Annual Meeting
Jeffrey Busse................................................        Until 1998 Annual Meeting
Kristina Altamirano..........................................        Until 1998 Annual Meeting

    The following information with respect to the principal occupation or employment of each nominee and incumbent Director, the name and principal business of the corporation or other organization in which such occupation or employment is carried on, and other affiliations and business experience during the past five (5) years, has been furnished to the Company by the respective nominees and incumbent Directors. This information includes a description of each person's service, if any, with the Company:

    GUY ANTHOME, age 59, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since June 1996 and a Director since May 1995. Mr. Anthome was the President of the Company from June 1995 to August 1995. In addition, from 1990 through May 1995, Mr. Anthome was the President and a principal shareholder of Gantom, Inc., a privately held apparel company.

    JEFFREY BUSSE, age 44, has been the Chief Financial Officer and a Director of the Company since May 1995 and Secretary since June 1995. From May 1991 through May 1995, Mr. Busse was Controller of the Company. From April 1988 through May 1991, Mr. Busse was the Controller for California Apparel Corporation.

    KRISTINA ALTAMIRANO, age 35, has been a Director of the Company since January 6, 1997. Ms. Altamirano joined the Company in August 1995, first as a Sales Representative, then as Executive Assistant to the Chairman and Chief Executive Officer. From June 1991 through April 1995, Ms. Altamirano was the Regional Sales Representative for Gantom, Inc.

BOARD MEETINGS

    During the fiscal year ending March 31, 1997, the Board met nine (9) times. Messrs. Anthome and Busse and Ms. Altamirano attended all meetings subsequent to their respective appointment as Directors.

STOCK OPTION AND COMPENSATION COMMITTEE

    Following the resignation from the Board of Irving B. Kroll and Maurice Schoenholz as Directors in November 1996, the Board did not reconstitute its Stock Option and Compensation Committee. The remaining members of the Board assumed responsibility for Stock Option and Compensation matters, and met three
(3) times in the fiscal year ending March 31, 1997, with respect to such matters.

AUDIT COMMITTEE

    The Company does not have a standing Audit Committee.

NOMINATING COMMITTEE

    The Company does not have a standing Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Board served as a member of the Compensation Committee or other board committee performing similar functions of any other entity in 1997.

BOARD FEES

    All Directors are also employees of the Company and receive no compensation for serving on the Board.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

    The following table sets forth, as of July 25, 1997, certain information regarding the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's Directors, (iii) each of the executive officers of the Company who own shares of the Company's Common Stock, and (iv) all of the Company's executive officers and Directors as a group. The following table includes shares beneficially owned by each named person as well as shares which each such person has the right to acquire within 60 days of July 25, 1997.

                                                                                   PERCENT OF
                                                                 COMMON STOCK     COMMON STOCK
BENEFICIAL OWNER                                                    OWNED            OWNED
--------------------------------------------------------------  --------------  ----------------
Guy Anthome(1)................................................      3,764,693         50.49%
Georges Marciano(2)...........................................      2,700,000         36.21%
Jeffrey Busse(3)..............................................        150,000          2.01%
Kristina Altamirano(4)........................................         20,000           .27%
All Officers and Directors as a group (3 persons).............      3,934,693         52.77%

------------------------

(1) The address of Mr. Anthome is 1380 West Washington Boulevard, Los Angeles, California 90007. Mr. Anthome holds a stock option to purchase 250,000 shares which vested on January 28, 1997.

(2) The address of Mr. Marciano is 9465 Wilshire Boulevard, Suite 700, Los Angeles, California 90212. The shares listed above are held by The Georges Marciano Trust of which Mr. Marciano is the sole trustee.

(3) The address of Mr. Busse is 1380 West Washington Boulevard, Los Angeles, California 90007. Mr. Busse holds a stock option to purchase 150,000 shares which vested on January 28, 1997.

(4) The address of Ms. Altamirano is 1380 West Washington Boulevard, Los Angeles, California 90007. Ms. Altamirano holds a stock option to purchase 20,000 shares which vested on January 28, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has entered into certain relationships and transactions with related parties. Such relationships and transactions include, without limitation, the following:

EMPLOYMENT AGREEMENTS

    The Company entered into a written employment agreement with current Director Guy Anthome, and entered into oral employment agreements with current Directors Jeffrey Busse and Kristina Altamirano, all described in EXECUTIVE COMPENSATION AND OTHER REMUNERATION--EMPLOYMENT AND CONSULTING AGREEMENTS.

NON-QUALIFIED STOCK OPTION AGREEMENTS

    The Company entered into Non-Qualified Stock Option Agreements on January 28, 1997, with current Directors Guy Anthome, Jeffrey Busse and Kristina Altamirano in which the Company granted options to purchase, respectively, up to 250,000, 150,000 and 20,000 shares of Common Stock each at $0.07 per share. Also, see EXECUTIVE COMPENSATION AND OTHER REMUNERATION--EMPLOYMENT AND CONSULTING AGREEMENTS.

OTHER AGREEMENTS

    The Company has entered into indemnification agreements with current Directors Guy Anthome, Jeffrey Busse and Kristina Altamirano pursuant to which the Company has agreed to indemnify such individuals to the fullest extent permitted by California law.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

    Section 16(a) of the Securities Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten (10) percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended March 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                                   MANAGEMENT

    The following table sets forth certain information with respect to the Directors and executive officers of the Company:

NAME                                       AGE                          POSITION
-------------------------------------      ---      -------------------------------------------------
Guy Anthome..........................          59   Chairman, CEO and Director
Jeffrey Busse........................          44   Corporate Secretary, Chief Financial Officer and
                                                      Director
Kristina Altamirano..................          35   Executive Assistant and Director

    Directors are currently elected for terms of one (1) year each.

    The Company's Bylaws allow the Board to fix the number of Board members between five (5) and ten (10) Directors. The number has been fixed, at present, at six (6), but the Board can increase the number to ten (10) at any time without shareholder consent. There are currently three (3) vacancies on the Board, which the Board intends to fill as soon as practicable at such time as suitable additional Directors are identified.

    GUY ANTHOME. See "Information Concerning Current Directors and Nominees for Directors."

    JEFFREY BUSSE. See "Information Concerning Current Directors and Nominees for Directors."

    KRISTINA ALTAMIRANO. See "Information Concerning Current Directors and Nominees for Directors."

    The Company does not maintain a Stock Option and Compensation Committee or an Audit Committee. There are no members of the Board who are not also employees of the Company.

    The Company entered into a written employment agreement with Mr. Anthome and oral employment agreements with Mr. Busse and Ms. Altamirano. See EXECUTIVE COMPENSATION AND OTHER REMUNERATION.

                 EXECUTIVE COMPENSATION AND OTHER REMUNERATION

    The following table sets forth all cash and non-cash compensation paid to each of the named executive officers with respect to services rendered during each of the last three (3) fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                       -------------------------------
                                                 ANNUAL COMPENSATION    COMMON STOCK      ALL OTHER
                                       FYE      ---------------------    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION         MARCH 31,     SALARY      BONUS       OPTIONS            (2)
---------------------------------  -----------  ----------  ---------  --------------  ---------------
Georges Marciano(1) .............        1997   $        0  $       0              0      $       0
  Chairman of the Board, Chief           1996            1          0      2,000,000(3)            0
  Executive Officer and Director         1995            0          0              0              0

Guy Anthome .....................        1997      167,858     50,000        250,000              0
  President (June to August 1995)        1996       35,000          0         50,000(4)            0
  Asst. Secretary and Director           1995            0          0              0              0

Daniel V. Goodstein(1) ..........        1997            0          0              0              0
  Executive Vice President, Chief        1996       55,000          0              0              0
  Financial Officer, Secretary           1995      178,000          0              0              0
  and Director

Jeffrey Busse ...................        1997       91,110          0        150,000              0
  Chief Financial Officer,               1996       75,000          0         10,000(5)            0
  Secretary and Director                 1995            0          0              0              0

------------------------

(1) No longer with the Company

(2) Represents amounts contributed by the Company to the Company's Pension Plan

(3) Canceled on June 4, 1996

(4) Canceled on August 2, 1995

(5) Expired on June 30, 1996

STOCK OPTIONS

    In September 1989, the Board adopted, and the Company's shareholders approved, the YES Clothing Co. 1989 Stock Option Plan (the "Plan"). The shareholders approved an amendment to the Plan in 1991 increasing the maximum number of shares of Common Stock available for issuance under the Plan to 400,000, and thereafter in October 1996, to 1,000,000 shares. The Plan provides for the grant of both incentive and non-qualified stock options to the Company's Directors, officers, employees and consultants.

    The Plan is administered by the Board, who determine, subject to the limitations of the Plan and applicable law, the option recipients, the number of shares subject to options, the options exercise price and other option terms, including vesting schedules. Options may be granted under the Plan for terms of up to ten (10) years and one (1) week. The exercise price for incentive stock options must not be less than the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash or in such other lawful consideration as the Board may determine. No option may be granted under the Plan after September 11, 1999. Eighty thousand (80,000) options were granted under the Plan in fiscal 1996, and six hundred ten thousand (610,000) options were granted under the Plan in fiscal 1997.

(I) The following table sets forth certain information regarding the Chief Executive Officer and the other Named Executives identified in the above SUMMARY COMPENSATION TABLE:

                   OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                                              POTENTIAL REALIZABLE VALUE
                                                                               AT ASSUMED ANNUAL RATES
                                                                             OF STOCK PRICE APPRECIATION
                       INDIVIDUAL GRANTS                                           FOR OPTION TERM
---------------------------------------------------------------  ----------------------------------------------------
                                                  % OF TOTAL                                  5% SHARE     10% SHARE
                                                 OPTIONS/SARS                                   PRICE        PRICE
                                                  GRANTED TO      EXERCISE OR                 INCREASE     INCREASE
                                 OPTIONS/SARS    EMPLOYEES IN     BASE PRICE    EXPIRATION       ($)          ($)
NAME                              GRANTED (#)   FISCAL YEAR(1)   ($/SHARE)(2)      DATE          (3)          (3)
-------------------------------  -------------  ---------------  -------------  -----------  -----------  -----------
Guy Anthome....................      250,000            40.9%      $    0.07       1/28/07       11,000       28,000
Jeffrey Busse..................      150,000            24.6%      $    0.07       1/28/07        6,600       16,800

------------------------

(1) Total of 610,000 options granted.

(2) The closing price of the Company's Common Stock on the NASDAQ
    Over-the-Counter Bulletin Board on March 24, 1997 was $0.125.

(3) Based upon the number of shares of the Company's Common Stock outstanding as of March 31, 1997 (7,036,492), a 5% and 10% increase in the annual rates of stock price appreciation over the option term would result in an aggregate increase of $555,883 and $1,400,262, respectively, in the value of the Common Stock held by all the Company's Common Stockholders (assuming no exercise of warrants or stock options).

(II) The following table sets forth certain information regarding option exercises and option values for the Chief Executive Officer and the other Named Executives identified in the above SUMMARY COMPENSATION TABLE:

             AGGREGATE OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                         SHARES                       UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS/SARS AT
                                       ACQUIRED ON        VALUE     OPTIONS/SARS AT FY-END (#)            FY-END ($)
NAME                                  EXERCISE (#)      REALIZED    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----------------------------------  -----------------  -----------  --------------------------  -------------------------------
Guy Anthome.......................              0          --                  250,000(E)                          0(E)
                                                                                     0(U)                          0(U)
Jeffrey Busse.....................              0          --                  150,000(E)                          0(E)
                                                                                     0(U)                          0(U)

EMPLOYMENT AND CONSULTING AGREEMENTS

    Mr. Anthome is employed by the Company pursuant to an employment agreement dated as of June 6, 1996. Mr. Anthome receives $200,000 per year plus reimbursement of his business expenses during the term of his employment. Mr. Busse, who is employed on an at will basis, receives $100,000 per year plus reimbursement of his business expenses. Ms. Altamirano, also employed on an at will basis, receives $65,000 per year. Messrs. Anthome and Busse and Ms. Altamirano received options to acquire 250,000, 150,000, and 20,000 shares, respectively, of Company Common Stock on January 28, 1997.

                REPORT OF THE BOARD WITH RESPECT TO COMPENSATION

    The following report and the performance graphs in the next section shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the SEC or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

INTRODUCTION

    The Company does not have a standing compensation committee. Instead, the Board reviews the compensation of each member of senior management and assesses the effectiveness of the Company's compensation policies.

    The Board is responsible for administering total compensation programs which are designed to enable the Company to:

    - Hire, reward, motivate and retain the highest quality managers possible;

    - Match the Company's compensation plans to its business strategies, as well as the external business environment;

    - Emphasize the relationship between pay and performance by placing a significant portion of compensation at risk and subject to the achievement of financial goals and objectives;

    - Maximize profitability through growth and efficiency, balancing appropriately the short-term and long-term goals of the Company; and

    - Align the interests of managers with those of stockholders through the use of equity-based incentive awards to link a significant portion of compensation to stockholder value.

    The Board has granted the following individuals options to acquire shares of Company Common Stock, in order to align their interests and incentives with the interests of the Company's shareholders:

                                                                     250,000
Guy Anthome................................  January 28, 1997         shares
                                                                     150,000
Jeffrey Busse..............................  January 28, 1997         shares
                                             February 17,            100,000
Stephen Resnick............................  1997                     shares
Kristina Altamirano........................  January 28, 1997  20,000 shares
Tessie Garcia..............................  January 28, 1997  10,000 shares
Dennis Zapata..............................  January 28, 1997  20,000 shares
Alexander Ticse............................  March 10, 1997    10,000 shares
Anita Morrisey.............................  March 10, 1997    50,000 shares

    All of the foregoing options may be exercised, if at all, at a purchase price of $0.07 per share.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR DEDUCTIBILITY

    Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the tax deductible compensation paid to the Chief Executive Officer and the four highest-paid executive officers who are employed as executive officers on the last day of the year. However, the limitation does not apply to performance-based compensation provided certain conditions are satisfied.

    The Company's policy is generally to preserve the Federal income tax deductibility of compensation paid to the extent feasible. Notwithstanding the Company's general policy to preserve the Federal income tax deductibility of compensation payments, under certain circumstances, elements of annual compensation, such as the value of stock options, may cause an executive officer's income to exceed deductible limits. In addition, the Board retains the authority to authorize other payments, including salary and bonuses, that may not be deductible, if that is in the best interests of the Company and its stockholders.

PERFORMANCE GRAPH

    The following graph shows a comparison over the five-year period ending March 31, 1997, of the yearly percentage change in the cumulative total return of the Company's Common Stock, the cumulative total return of the NASDAQ Composite Stock Index and a group of peer companies contained in the Standard & Poor Compustat Database. The peer group is comprised of companies with the Standard Industrial Classification codes 2320 (men's and boys' clothing) and 2330 (women's, misses' and juniors' clothing), and includes more than fifty (50) publicly traded apparel companies.

    It is assumed in the graph that $100 was invested in the Company's Common Stock, in the stock of the companies in the NASDAQ Composite Stock Index and in the stocks of the peer group companies just prior to the commencement of the comparison period depicted in the graph, and that all dividends received within a quarter were reinvested in that quarter:

                          TOTAL RETURN TO SHAREHOLDER

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        DOLLARS
Fiscal Years Ending         Mar-92     Mar-93     Mar-94     Mar-95     Mar-96     Mar-97
YES CLOTHING CO.               100         60      35.84     226.67      33.33       1.87
NASDAQ COMPOSITE               100     114.91     124.06     138.29     187.71     208.32
PEER GROUP                     100      91.65      102.6      82.99     124.59     139.08

    THE BOARD RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR THIS PROPOSAL NO. 1

                                 PROPOSAL NO. 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board recommends that Shareholders vote for the approval of the appointment of Grobstein, Horwath and Company, LLP, as the Company's independent auditors for the current fiscal year. Grobstein, Horwath served as the Company's independent auditors for the fiscal year ended March 31, 1997. Representatives of Grobstein, Horwath are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

    Grobstein, Horwath replaced the Company's former auditors after Mr. Marciano relinquished control of the Company. There were no disagreements between the Company and the Company's former auditors. The Board has been advised that Grobstein, Horwath is independent with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

    A majority vote of the shares entitled to vote represented at the meeting is necessary for approval.

             THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 2

                                 PROPOSAL NO. 3
                                 OTHER BUSINESS

    The Board is not aware of any other business or matter that may properly come before the meeting. If any matter not mentioned in this Proxy Statement is brought before the meeting, the person named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with his judgment.

THE BOARD RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR THIS PROPOSAL NO. 3

                             SHAREHOLDER PROPOSALS

    Shareholders are advised that any shareholder proposals intended for consideration at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before March 31, 1998, in order to be included in the proxy materials for the 1998 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return receipt requested.

                                   FORM 10-K

    A copy of the Company's Annual Report on Form 10-K, exclusive of exhibits, accompanies this proxy statement. Additional copies and copies of the exhibits to the Form 10-K will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to: Jeffrey Busse, YES Clothing Co., 1380 West Washington Boulevard, Los Angeles, California 90007.

                                                By Order of the Board of Directors,

                                                /s/ JEFFREY BUSSE
                                                Jeffrey Busse
                                                SECRETARY

July 25, 1997
Los Angeles, California

    SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

________________________________________________________________________________

                            YES CLOTHING CO.

                     ANNUAL MEETING OF SHAREHOLDERS
                            OCTOBER 6, 1997

     The undersigned Shareholder of YES Clothing Co. (the "Company") hereby nominates, constitutes and appoints Jeffrey Busse the agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's principal executive offices, 1380 West Washington Boulevard, Los Angeles, California 90007, on October 6, 1997, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

________________________________________________________________________________
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
________________________________________________________________________________

                                                        Please mark
                                                       your votes as
                                                       indicated in     /X/
                                                       this example


                                      AUTHORITY     AUTHORITY
                                        GIVEN        WITHHELD                                            FOR   AGAINST   ABSTAIN

1. ELECTION OF DIRECTORS. Electing       / /           / /        2. RATIFICATION OF SELECTION OF        / /     / /       / /
Guy Anthome, Jeffrey Busse and                                    INDEPENDENT AUDITORS. Approving
Kristina Altamirano to serve on the                               the selection of Grobstein, Horwath
Board of Directors of the Company                                 and Company, LLP, to serve as
until the next annual meeting                                     independent auditors of the Company
following their election and until                                for the fiscal year ending March 31,
their successors are elected and                                  1998.
have qualified.                                                                                         AUTHORITY       AUTHORITY
                                                                                                          GIVEN          WITHHELD

                                                                  3. OTHER BUSINESS. To transact such      / /              / /
                                                                  other business as may properly come
                                                                  before the meeting or any adjournments
                                                                  or postponements thereof.

   (INSTRUCTION: TO GRANT AUTHORITY TO VOTE FOR ALL OF THE           THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN"
NOMINEES NAMED ABOVE CHECK THE "AUTHORITY GIVEN" BOX; TO          ON PROPOSALS 1 AND 3 AND A VOTE OF "FOR" ON PROPOSAL 2. THIS
WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE CHECK THE           PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH
"AUTHORITY GIVEN" BOX AND CROSS OUT THE NAME OF THE INDIVIDUAL    SUCH RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY
ABOVE; TO WITHHOLD AUTHORITY FOR ALL NOMINEES CHECK THE           INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED
"AUTHORITY WITHHELD" BOX.).                                       IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF
                                                                  ANY ARE PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN
                                                                  ACCORDANCE WITH THE JUDGMENT OF THE PROXY HOLDER.

                                                                          PLEASE CHECK THE APPROPRIATE SPACE, SIGN AND DATE BELOW:

                                                                          / / I DO    / /  I DO NOT   EXPECT TO ATTEND THE ANNUAL
                                                                 ____                                MEETING OF SHAREHOLDERS ON
                                                                     |                                MONDAY, OCTOBER 6, 1997.
                                                                     |
                                                                          BY:
                                                                              ----------------------------------------------------
                                                                          TITLE:
                                                                              ----------------------------------------------------
                                                                          DATE:
                                                                              ----------------------------------------------------

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                          DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY
                                                                          FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT
                                                                          REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A
                                                                          LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE
                                                                          MEETING.

________________________________________________________________________________
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